UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

THRESHOLD PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300
South San Francisco, California 94080
(Address of principal executive offices)(Zip Code)

(650) 474-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 13, 2011, Threshold Pharmaceuticals, Inc. issued a press release announcing that Dr. Barry Selick, Threshold’s Chief Executive Officer, is scheduled to present an update at the Oppenheimer 22nd Annual Healthcare Conference in New York City on the Company’s corporate and clinical development. This will include an update on the status of the Phase 2 pancreatic cancer study with TH-302.  As part of the update, the Company will provide guidance that it now expects to report the primary analysis of the TH-302 Phase 2 pancreatic data in mid- to late February of 2012. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release dated December 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Vice President, Finance and Controller

Date:  December 14, 2011

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated December 13, 2011.